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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-72864, 333-56340, 333-41137, 333-35237 and 333-08559 of InVision Technologies, Inc. on Form S-8 of our report dated February 11, 2002 (February 28, 2002 as to Note 16) appearing in this Annual Report on Form 10-K/A of InVision Technologies, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
March 25, 2002

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT